UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2020

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Powell Place Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 732-1231

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AACH	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 1.01	Entry into a Material Definitive Agreement.

ITEM 1.03	Bankruptcy or Receivership.

On June 20, 2020, AAC Holdings, Inc., a Nevada corporation (the “Company”), together with all of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (collectively the “Petitions”) for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) thereby commencing Chapter 11 cases for the Debtors (collectively, the “Chapter 11 Cases”). The Chapter 11 Cases are being jointly administered under the caption In re: AAC Holdings, Inc., et al, Case No. 20-11648.

The Debtors continue to operate the Company’s business as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and any orders of the Bankruptcy Court. The Bankruptcy Court has granted the Debtors’ “first day” motions seeking customary relief intended to assure the Debtors’ ability to continue to operate in their ordinary course of business.

Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at https://www.donlinrecano.com/Clients/aac/Index, a website administered by Donlin, Recano & Company, Inc., a third party bankruptcy claims and noticing agent. Neither the information contained on such website nor accessible through such website is incorporated by reference into this Current Report on From 8-K, nor does any such information form a part of this Current Report on Form 8-K.

In connection with the Petitions, on June 19, 2020, the Company, together with the other Debtors, entered into a Restructuring Support Agreement (the “RSA”), together with lenders (the “Consenting Lenders”), which together hold (i) in excess of 89% of the aggregate principal amount of indebtedness outstanding under that certain Credit Agreement, dated as of March 8, 2019, by and among the Company, Credit Suisse AG, as administrative agent and collateral agent (the “Agent”), and the lenders and other parties thereto (as amended, the “Senior Credit Facility”) and (ii) in excess of 60% of the aggregate principal amount of indebtedness outstanding under that certain Credit Agreement, dated as of June 30, 2017, by and among the Company, the Agent and the lenders and other parties thereto (as amended, the “Junior Credit Facility” and, together with the Senior Credit Facility, the “Credit Facilities”). As previously reported, prior to the filing of the Petitions, the amounts outstanding under the Credit Facilities had either already been accelerated by the Agent or had already come due pursuant to their terms and have not been repaid.

Among other things, the RSA contemplates a comprehensive restructuring of the Debtors in accordance with the RSA (the “Restructuring”), including repayment or restructuring of approximately $47.0 million aggregate principal amount outstanding under the Senior Credit Facility, repayment or restructuring of approximately $316.6 million aggregate principal amount outstanding under the Junior Credit Facility, and, subject to definitive documentation and the entry of interim and final orders of the Bankruptcy Court, the provision by certain of the Consenting Lenders of a $62.5 million senior secured multiple-draw debtor-in-possession term loan facility. Additionally, the RSA provides that, following commencement of the Chapter 11 Case, the Debtors will continue to undertake a sale process and solicit bids in accordance an applicable Bankruptcy Court order. The RSA sets forth various required milestones in respect of the Restructuring, together with provisions with respect to the treatment of certain claims and interests in the Debtors. Subject to certain limitations, the Debtors may terminate the RSA if the special restructuring committee of the Company’s Board of Directors determines in good faith, and after consultation with counsel, that the Restructuring is not in the best interests of the Debtors’ estates and continued support for the Restructuring would be inconsistent with the exercise of its fiduciary duties under applicable law.

The foregoing description of the RSA is only a summary and is qualified in its entirety by reference to the full text of the RSA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 7.01	Regulation FD Disclosure

On June 20, 2020, the Company issued a press release announcing the filing of the Petitions. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The Company cautions investors that trading in the Company’s securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders thereof in the Chapter 11 Case. The company currently expects that its shareholders could experience a significant or complete loss on their respective investments in the Company’s securities, depending on the outcome of the Chapter 11 Case.

The information contained in this Item 7.01 and Exhibit 99.1 furnished herewith shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are made only as of the date of this Current Report on Form 8-K. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “may,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this Current Report on Form 8-K include statements regarding the Company’s ability to successfully implement the Restructuring contemplated by the Petitions and the RSA under Chapter 11 of the Bankruptcy Code. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual result or timing to be materially different from the information contained in any forward-looking statements. These risks, uncertainties and other factors include, without limitation, those risks discussed in the “Risk Factors” section of the Company’s most recently filed Annual Report on Form 10-K, together with those risks disclosed in its subsequent filings with the Securities and Exchange Commission. As a result of these factors, the Company cannot assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate. Investors should not place undue reliance upon forward-looking statements.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Restructuring Support Agreement, dated as of June 19, 2020, by and among AAC Holdings, Inc. and the Consenting Lenders party thereto

99.1	Press Release, dated June 20, 2020

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments to this exhibit have been omitted because they do not contain information material to an investment or voting decision and such information is not otherwise disclosed in such exhibit. The Company will supplementally provide a copy of any omitted schedule or similar attachment to the U.S. Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Andrew W. McWilliams
Andrew W. McWilliams
Chief Executive Officer

Date: June 25, 2020